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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2004

NORTH FORK BANCORPORATION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10458 (Commission File Number)	36-3154608 (I.R.S. Employer Identification No.)
275 Broadhollow Road Melville, New York 11747 (Address of Principal Executive Offices) (Zip Code)

(Registrant's Telephone Number, Including Area Code) (631) 844-1004

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

    Unless otherwise included herein, exhibits to the following documents are not included in, or made part of, this Current Report on Form 8-K.

Exhibit Number	Description
23.1	Consent of Independent Auditors of GreenPoint Financial Corp.
99.1	Consolidated Financial Statements of GreenPoint Financial Corp. and Subsidiaries as of December 31, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: March 8, 2004
NORTH FORK BANCORPORATION, INC.
	By:	/s/ Daniel M. Healy Name: Daniel M. Healy Title: Executive Vice President/CF0

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditors of GreenPoint Financial Corp.
99.1	Consolidated Financial Statements of GreenPoint Financial Corp. and Subsidiaries as of December 31, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX